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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): February 10, 2003

                                   ----------

                         Elgin National Industries, Inc.
             (Exact name or registrant as specified in its charter)

           Delaware                       333-43523            36-3908410
(State or other jurisdiction of      Commission File No.     (I.R.S. Employer
incorporation or organization)                              Identification No.)

      2001 Butterfield Road, Suite 1020, Downers Grove, Illinois 60515-1050
                    (Address of principal executive offices)

                         Telephone Number: 630-434-7243
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On February 10, 2003, Elgin National Industries, Inc. (the "Company") and each of its subsidiaries that are signatories entered into a Loan and Security Agreement (the "Agreement") with Foothill Capital Corporation, as lender, arranger and administrative agent and Ableco Finance LLC, as lender. The Agreement provides for a credit facility with a total commitment of $42,500,000, consisting currently of $25,000,000 in term loans and $17,500,000 under a revolver commitment, subject to borrowing base limitations and other restrictions. The Agreement has a maturity date of February 10, 2008 and is secured by the assets of the Company and its subsidiaries. The Company used proceeds from this credit facility to repay and retire all amounts outstanding under the prior credit facility with PNC Bank, National Association, as agent, and to provide additional liquidity.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

               EXHIBIT NO.                  DOCUMENT DESCRIPTION
              ------------  ----------------------------------------------------
                  10.1      Loan and Security Agreement, dated February 10, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Elgin National Industries, Inc.


                        /s/ Wayne J. Conner
                        --------------------------------------------------------
                        Name:  Wayne J. Conner
                        Title: Vice President, Treasurer, and Chief Financial
                               Officer
                       (Duly Authorized Officer and Principal Financial Officer)